Income taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income taxes	Income taxes
We are organized as a British Virgin Islands corporation. However, under the “anti-inversion” rules of Section 7874 of the U.S. Internal Revenue Code, we are treated as a U.S. corporation for tax purposes. Accordingly, we are subject to federal and state income tax in the United States, as well as foreign taxes in the multiple jurisdictions where we operate.
The following table summarizes our U.S. and foreign losses before income taxes for the years ended December 31, 2022, 2021 and 2020:

	Year ended December 31,
	2022	2021	2020
U.S.	$(22,264)	$(17,518)	$(15,510)
Foreign	(24,948)	(88,577)	(148,797)
Loss before income taxes	$(47,212)	$(106,095)	$(164,307)
Provision for Income Taxes
The following table summarizes our provision for income taxes for the years ended December 31, 2022, 2021 and 2020:

	Year ended December 31,
	2022	2021	2020
Current income tax (expenses) / benefit:
U.S. Federal	$(188)	$8,355	$1,424
Foreign	(20,926)	(26,115)	(4,440)
Total current income tax expense	$(21,114)	$(17,760)	$(3,016)
Deferred income tax (expenses) / benefit:
U.S. Federal	(550)	(1,077)	2,653
Foreign	355	19,067	21,801
Total deferred income tax (expenses) / benefit	$(195)	$17,990	$24,454
Income tax (expenses) / benefit	$(21,309)	$230	$21,438
Deferred Income Taxes
As of December 31, 2022, and 2021, the significant components of our deferred tax assets and deferred tax liabilities were as follows:

	As of December 31, 2022	As of December 31, 2021
Non-current deferred tax assets	$113,474	$92,658
Total deferred tax assets	$113,474	$92,658
Less: Valuation allowance	(54,220)	(23,999)
Net deferred tax assets	$59,254	$68,659
Non-current tax liabilities	(12,898)	(9,772)
Total deferred tax liabilities	$(12,898)	$(9,772)
Total deferred tax	$46,356	$58,887
The following table summarizes the composition of deferred tax assets and deferred tax liabilities as of December 31, 2022 and 2021:

	As of December 31, 2022	As of December 31, 2021
Tax loss carryforwards	$84,386	$59,615
Allowance for credit expected losses	1,802	3,113
Provisions and other assets	19,281	31,237
Property and equipment	1,355	3
Intangible assets	(5,879)	(7,698)
Others	(369)	(3,384)
Total net deferred tax assets before valuation allowance	$100,576	$82,886
Less: Valuation allowance	(54,220)	(23,999)
Total net deferred tax assets after valuation allowance	$46,356	$58,887
As of December 31, 2022, we have both foreign and U.S. net operating loss carryforwards (“NOLs”) of $317,513. If not utilized, the NOLs will begin to expire, as follows:

	As of December 31, 2022
Expiration date	U.S.	Foreign
Expires 2025	—	1,850
Expires 2026	—	13,416
Expires 2027	—	12,741
Expires 2028 and thereafter	—	52,740
Without expiration dates	83,948	152,818
Total NOLs	$83,948	$233,565
The following table shows the breakdown of our NOLs by country of origin as of December 31, 2022:

Country	NOL gross amount	Expiration terms
Brazil	$151,914	No expiration. Offset limitation to 30% of taxable income.
Argentina	51,073	5 years
United States	83,948	No expiration but offset limitation of 80% of the taxable income by fiscal year.
Mexico	29,674	10 years
Chile	766	No expiration.
Peru	138	No expiration, but offset limitation of 50% of the taxable income by fiscal year.
Total NOLs	$317,513

In the aggregate, we have foreign and U.S NOLs amounting to $236,000 which may be carried forward indefinitely but subject to certain percentage limitations of taxable income each year.

As of December 31, 2022, we had a valuation allowance of $146,855 related to certain NOL carryforwards for which it is more likely than not the tax benefits will not be realized. The valuation allowance increased by $30,221 from the amount recorded as of December 31, 2021 primarily due to recoverability analyzes for the upcoming years. The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period change, or if objective negative evidence in the form of cumulative losses is no longer present and additional weight may be given to subjective evidence such as our projections for growth.
The following table presents the changes in our valuation allowance for the years ended December 31, 2022, 2021 and 2020:

Valuation allowance
Balance as of January 1, 2020	$11,349
Increases	754
Decreases	(3,077)
Balance as of December 31, 2020	$9,026
Increases	23,124
Decreases	(8,151)
Balance as of December 31, 2021	$23,999
Increases	39,240
Decreases	(9,019)
Balance as of December 31, 2022	$54,220
Deferred tax assets and liabilities are recognized for the future tax consequences of differences between the carrying amounts of assets and liabilities and their respective tax bases using enacted tax rates in effect for the year in which the differences are expected to reverse. We have foreign subsidiaries with aggregated undistributed earnings of $8,020 as of December 31, 2022. We have not provided deferred income taxes on taxable temporary differences related to investments in certain foreign subsidiaries where the foreign subsidiary has or will invest undistributed earnings indefinitely outside of the United States. In the event we distribute such earnings in the form of dividends or otherwise, we may be subject to income taxes. Further, a sale of these subsidiaries may cause these temporary differences to become taxable. Due to complexities in tax laws, uncertainties related to the timing and source of any potential distribution of such earnings, and other important factors such as the amount of associated foreign tax credits, it is not practicable to estimate the amount of unrecognized deferred taxes on these taxable temporary differences. We consider the earnings of our foreign subsidiaries to be indefinitely reinvested, other than certain earnings the distributions of which do not imply withholdings or state income taxes, and for that reason we have not recorded a deferred tax liability.
Reconciliation of Statutory Income Tax Rate to Effective Income Tax Rate
The reconciliation of the provision for income taxes for the years ended December 31, 2022, 2021 and 2020 to total income tax expense is as follows:

	Year ended December 31,
	2022	2021	2020
Net loss before income tax	$(47,212)	$(106,095)	$(164,307)
Income tax Rate	21%	21%	21%
Expected income tax benefit	$(9,915)	$(22,280)	$(34,504)
Permanent differences:
Foreign non-creditable withholding tax	$11,540	$7,652	$1,471
Non-deductible expenses	10,440	20,743	19,744
Currency translation adjustment	2,595	1,534	(1,254)
Tax credits recovery	—	—	12
Others	(256)	97	(40)
Unrecognized tax benefits and related interest	1,029	6,930	1,747
Foreign Rate Differential	(9,091)	(3,133)	(3,060)
Tax Inflation Adjustment	(12,716)	(6,906)	(5,137)
Tax Holiday	5,990	334	2,109
True up	2,283	(2,238)	849
Change in rate	—	(4,597)	(8)
Change in valuation allowance	19,410	1,634	(3,367)
Income tax expenses / (benefit)	$21,309	$(230)	$(21,438)
Our effective tax rate for the year ended December 31, 2022 was 45.1%, higher than the effective tax rate of 0.2% as of December 31, 2021 mainly due to changes in valuation allowance of deferred tax assets primarily in Brazil, US and Mexico based on a recoverability analysis for the upcoming years; increase in foreign non-creditable withholding tax; decrease in impact of uncertain tax positions, effects of non-deductible expenses and the impact of the new promotional regime ´Perse” in Brazil.

Our effective tax rate for the year ended December 31, 2021 was 0.2%, which is lower than the 21% tax rate due to changes in the statutory tax rate in Argentina; uncertain tax positions and tax contingencies recognition due to Best Day acquisition and a reduction of a portion of valuation allowances linked with net operating losses in Brazil, Colombia, Peru and Argentina due to updated recoverability analyses for the upcoming years.

Our effective tax rate for the year ended December 31, 2020 was 13%, which is lower than the 21% tax rate due primarily to changes in tax rate related to the Promotional Regime enacted in Argentina, which reduced the income tax rate to 15% as from the following year and the reversal of valuation allowances.
Knowledge-based economy promotional regime in Argentina

On June 10, 2019, the Argentine government enacted Law No. 27,506 (also known as "Knowledge-based Economy Promotional Regime" or “Knowledge Law”), which established a regime that provides certain tax benefits for companies that meet specific criteria, such as companies that derive at least 70% of their revenues from specified activities. The Knowledge Law allows companies that were already benefiting from the software development law to apply for tax benefits under the law. The regime was suspended on January 20, 2020, until new rules for its application were issued. On October 7, 2020, changes to the Knowledge Law were finally approved by Congress. The approved regime is effective from January 1, 2020 through December 31, 2029.

Based on the amended promotional regime, eligible companies that meet specified criteria are entitled to (i) a reduction of the income tax up to 60% (60% for micro and small enterprises, 40% for medium-sized enterprises and 20% for large enterprises) over the promoted activities for each fiscal year, applicable to both Argentine source income and foreign source income; (ii) stability of the benefits established by the knowledge-based economy promotional regime (as long as the beneficiary is registered and in good standing) and (iii) a non-transferable tax credit bond generally amounting to 70% (up to 80% in certain specific cases) of the company’s contribution to the social security regime of every employee whose job is related to the promoted activities (caps on the number of employees are applicable). The tax credit may be used within 24 months from its issuance date (this period can be extended for an additional 12 months in certain cases) to offset federal taxes, such as VAT (excludes income tax).

In December 2020, the Argentine government issued Decree No. 1034/2020, which set the rules to implement the provisions of the Knowledge Law. Eligible companies must enroll in a registry according to the terms and conditions established by the Application Authority, which will verify compliance with the requirements. The Decree also set the mechanism for calculating the level of investment in research and development, the level of employee retention, exports, among others. It also establishes that exports of services from companies participating in this regime will not be subject to export on services duties. On January 13, 2021, Argentina’s Ministry of Productive Development, the government entity in charge of implementing the knowledge-based economy promotional regime, issued Resolution No. 4/2021 which was followed by Disposition No. 11/2021 issued by the Under Secretariat of Knowledge Economy on February 12, 2021. Both rules establish further details on the requirements, terms, conditions, application, and compliance procedures to be eligible under the promotional regime.

Disposition No. 11/2021 issued by the Under Secretariat of Knowledge Economy established that for those beneficiaries of the former software promotion regime who have submitted their application for the new Knowledge-based regime in the terms of Resolution No. 449/19 of the former Secretariat of Entrepreneurs (as is the case of Despegar Argentina), the procedure for registration in the new regime consists of submitting a ratification note, attaching the documentation issued by the regulator regarding the normal course of promotional obligations of the law of software promotion.

The Technical Evaluation Report issued by the Under Secretariat of Knowledge Economy validated compliance of our Argentine subsidiary with the requirements and formalities established in Articles 4 and 17 of Law No. 27,506, as amended, and other applicable regulations in force. Additionally, the report validated compliance with promotional obligations in the ordinary course of business related to the Regime for the Promotion of the Software Industry, created by
Law No. 25,922, as amended. The report also validated that our Argentine subsidiary complied with the requirements demanded by the regulations applicable to the regime.

On January 14, 2022, the Under Secretariat of Knowledge Economy issued the Disposition 33/2022 by which our Argentine subsidiary Despegar.com.ar S.A. obtained the registration in the National Registry of Beneficiaries of the Knowledge-Based Economy Promotional Regime, created by Article 3 of Law No. 27,506, as amended. Tax benefits granted pursuant to the promotional regime to Despegar.com.ar S.A were retroactive to January 1, 2020.

During the years ended December 31, 2022, 2021 and 2020, we accounted for an income tax expense of $0.8 million, an income tax benefit of $0.3 million and $2.1 million, respectively. The aggregate per share effect of the income tax expense amounted to $0.01 for the year ended December 31, 2022.

Emergency Program to offset the economic effects of the COVID-19 pandemic for the tourism and events sector "PERSE"in Brazil

On March 18, 2022, the Brazilian legislature removed a prior presidential veto on an article from Law 14,148/2021 that introduced a Temporary Tax Exemption for taxpayers in the tourism and events sector. As a result of the removal, the article has been re-included in Law 14,428/2021 and is effective as from that date.

Law 14,148/2021, published on May 3, 2021, established several emergency actions by the government to offset the economic effects of the COVID-19 pandemic for the tourism and events sector (“Programa Emergencial de Retomada do Setor de Eventos y Turismo” or "PERSE"). Benefits include for a 60-month period a 0% rate for corporate income taxes (Corporate Income Tax “IRPJ” and Social Contribution on Net Income “CSLL”) and 0% rate on federal gross revenue taxes (Contribution to the Social Integration “PIS” and Contribution to Social Security Financing “COFINS).

Ordinance ME Nº 7.163/2021 defined the codes of the National Classification of Economic Activities (CNAE) that are considered as an event sector, including the provision of tourist services, pursuant to article 21 of the Law on National Tourism Policy.

Therefore, taxpayers that fulfilled the requirements of the Law and regulations are fully and legally viable to use the benefit. Our Brazilian subsidiary obtained the benefit of the program and has implemented it since March 2022.

During the year ended December 31, 2022, we accounted for an income tax effect of $6.8 million. The aggregate per share effect of the income tax benefit amounted to $0.09 for the year ended December 31, 2022.
Uncertain tax positions
A reconciliation of the beginning and ending amount of gross unrecognized tax benefits and interest is as follows:

	Year ended December 31,
	2022	2021	2020
Balance, beginning of year	$45,865	$32,906	$—
Increases to tax positions related to prior years(1)	2,406	8,404	31,778
Decreases to tax positions related to prior years(1)(2)	(6,912)	—	—
Settlements during current year(1)(3)	(5,121)	—	—
Interest and penalties	5,687	4,555	1,128
Balance, end of year	$41,925	$45,865	$32,906

(1) Including updates, interest and penalties.
(2) Includes tax positions in Mexico, Colombia, Argentina and US related to Best Day acquisition as a result of a lapse of the statute of limitations.
(3) Includes tax positions effectively settled in Mexico related to Best Day acquisition.
As of December 31, 2022, and 2021, we had $41,925 and $45,865 of gross unrecognized tax benefits, respectively.
As of December 31, 2022, and 2021, total gross interest and penalties accrued were $22,918 and $23,434, respectively. During the years ended December 31, 2022 and 2021, we recognized interest expense of $5,687 and $4,555 in connection with our unrecognized tax benefits, respectively.
We evaluate the tax positions and establish liabilities for uncertain tax positions that may be challenged by local authorities and may not be fully sustained, despite our belief that the underlying tax positions are fully supportable. Uncertain tax positions are reviewed on an ongoing basis and are adjusted in light of changing facts and circumstances, including progress of tax audits, developments in case law, and closing of statute of limitations. Such adjustments are reflected in the income tax provision as appropriate.
We are routinely audited by U.S. federal and foreign income tax authorities. At any point in time, we may have tax audits underway at various stages of completion. These audits include questioning the timing and the amount of income and deductions, and the allocation of income and deductions among various tax jurisdictions. The Mexican Tax Authority is currently examining the income tax return for the 2016 tax year of our subsidiary Viajes Beda and has already issued a notice of observations. During 2022 we have filed a settlement request (acuerdo conclusivo) before the Mexican Taxpayer Ombudsman (Procuraduría de la Defensa del Contribuyente) in order to settle the dispute with the Mexican Tax Authority. We are awaiting response from the Mexican Taxpayer Ombudsman.
During the third quarter of 2020, the Internal Revenue Service (“IRS”) performed an income tax assessment on fiscal year 2017 applying adjustments on foreign tax credits allocation criteria taken during this period. We therefore recognized and paid additional income tax for $1,649. Afterwards, we submitted a request to the IRS in order to offset the amount paid with net operating losses submitted and to recover the amount paid in cash. The IRS rejected the recovery request during 2022 considering that the amount paid can only be recovered by an amended tax return. We filed during 2022 the amended return and the overpayment from the loss carryback is expected to be refunded by the IRS during 2023.